UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2025

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On March 6, 2025, Walgreens Boots Alliance, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Blazing Star Parent, LLC, a Delaware limited liability company (“Parent”), Blazing Star Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and certain affiliates of Parent identified therein, pursuant to which, subject to the satisfaction or waiver of certain conditions and on the terms set forth therein, Merger Sub will be merged with and into the Company with the Company surviving such merger as a wholly owned subsidiary of Parent. On March 6, 2025, the Company and Parent issued a joint press release announcing entry into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

On March 6, 2025, the Company made available an investor presentation regarding the transactions contemplated by the Merger Agreement. The investor presentation is attached as Exhibit 99.2 hereto and incorporated by reference herein.

The information in this Item 7.01, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Joint Press Release dated as of March 6, 2025

99.2	Investor Presentation dated as of March 6, 2025

104	Cover Page Interactive Data File (formatted as inline XBRL)

Additional Information and Where to Find It

In connection with the proposed transaction between Walgreens Boots Alliance, Inc. (the “Company”) and affiliates of Sycamore Partners Management, L.P. (“Sycamore Partners”), the Company will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders, which will be mailed to the Company’s stockholders, and the Company and certain affiliates of the Company will jointly file a transaction statement on Schedule 13E-3. The Company may file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SYCAMORE PARTNERS AND THE PROPOSED TRANSACTION.

Stockholders may obtain free copies of the proxy statement and the Schedule 13E-3 (when available) and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at investor.walgreensbootsalliance.com under the link “Financials and Filings” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at Investor.Relations@wba.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s proxy statement for its 2025 annual meeting of stockholders filed with the SEC on December 13, 2024 (https://www.sec.gov/ix?doc=/Archives/edgar/data/1618921/000155837024016214/tmb-20250130xdef14a.htm) under the sections entitled “Corporate governance,” “Security ownership of certain beneficial owners and management” and “Executive compensation.” To the extent that holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed transaction. These documents can be obtained (when available) free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transaction, our ability to consummate the proposed transaction on the expected timeline or at all, the anticipated benefits of the proposed transaction, and the terms, the impact of the proposed transaction on our future business, results of operations and financial condition and the scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the ability of affiliates of Sycamore Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) potential litigation relating to the proposed transaction that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the risk that the holders of Divested Asset Proceed Rights will receive less-than-anticipated payments or no payments with respect to the Divested Asset Proceed Rights after the closing of the proposed transaction and that such rights will expire valueless; (xv) the impact of adverse general and industry-specific economic and market conditions; and (xvi) other risks described in the Company’s filings with the SEC. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2025	WALGREENS BOOTS ALLIANCE, INC.

	By:	/s/ Joseph B. Amsbary Jr.
	Name:	Joseph B. Amsbary Jr.
	Title:	Senior Vice President, Corporate Secretary